UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA OF
IGNIS PETROLEUM GROUP, INC. (FORMERLY SHEER VENTURES, INC.) AND IGNIS PETROLEUM CORPORATION - DEVELOPMENT STAGE COMPANIES

On May 11, 2005, by Stock Exchange Agreement, Ignis Petroleum Group, Inc., formerly Sheer Ventures, Inc. (a development stage company), (“Sheer”) agreed to exchange 1,600,000 newly issued, restricted shares of its common stock in exchange for 1,600,000 shares of common stock of Ignis Petroleum Corporation (a development stage company) (“Ignis”). The 1,600,000 shares of Ignis constitute all of the issued and outstanding shares of Ignis. As a result of this transaction Ignis became a wholly owned subsidiary of Sheer. Ignis is engaged in the business of oil and gas exploration, development and production. The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the completed stock exchange, which was accounted for as a reverse acquisition in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations” in which Sheer was acquired by Ignis (a reverse acquisition in which Ignis is considered the acquirer for accounting purposes).

Also, on May 11, 2005, by Stock Purchase Agreement, D.B. Management Ltd., a corporation (the "Seller") owned and controlled by Doug Berry, the president of Sheer entered into a contract with Caroline Emma Thomson, Daniel Stephen Gaunt, Christopher Ian Harvey, Benjamin Vernon Weller, Julian David Mark Lane, and Philipp Buschmann (collectively referred to herein as the "Purchasers") wherein the Purchasers acquired 1,940,000 shares of Sheer’s common stock from the Seller. At the time of closing the purchasers paid $.10 per share for a total purchase price of $194,000. This was a private transaction with six investors.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2005 and the unaudited pro forma condensed combined statement of operations for the period April 30, 2004 (Inception) to June 30, 2004 and the nine months ended March 31, 2005 are derived from the historical financial statements of Sheer as of and for the nine months ended March 31, 2005 and for the period April 30, 2004 (Inception) to June 30, 2004, and Ignis as of and for the period December 9, 2004 (Inception) to March 31, 2005. The assumptions, estimates and adjustments herein have been made solely for purposes of developing these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet gives effect to the stock exchange as if it had occurred on March 31, 2005 and combines the historical unaudited balance sheet of Sheer at March 31, 2005 and the historical unaudited balance sheet of Ignis at March 31, 2005. The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2005 gives effect to the proposed stock exchange as if it had occurred on July 1, 2004. The unaudited pro forma condensed combined statement of operations for the period April 30, 2004 (Inception) to June 30, 2004 gives effect to the proposed stock exchange of Sheer and Ignis as if it had occurred on April 30, 2004 (Inception). There are no operations for Ignis during that time period.

The unaudited pro forma condensed combined financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from integration of the two companies, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for other costs associated with removing redundant operations that could affect amounts in these unaudited pro forma condensed combined financial statements, and their effects may be material.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical audited financial statements and related notes of Sheer and its “Plan of Operation” contained in Sheer’s Form SB-2 dated July 21, 2004, as well as the historical financial statements and related notes of Ignis for the period December 9, 2004 (Inception) to March 31, 2005, which are attached as Exhibit 99.1 to this Current Report on Form 8-K/A (Amendment No. 2). The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the results of operations or financial condition of Sheer that would have been reported had the stock exchange been completed as of the dates presented, and should not be construed as representative of the future results of operations or financial condition after the stock exchange.

Ignis Petroleum Group, Inc.
formerly Sheer Ventures, Inc.
A Development Stage Company
Pro Forma Condensed Balance Sheet

	Historical
	Registrant Ignis Petroleum Group, Inc. March 31, 2005 Unaudited	Ignis Petroleum Corporation March 31, 2005 Unaudited		Pro Forma Adjustments	Pro Forma Combined March 31, 2005 Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$2,166	$50,178			$52,344
Prepaid expenses and other current assets	1,066	-			1,066
Total current assets	3,232	50,178			53,410

Other assets	-	4,294			4,294
	-	4,294			4,294

Total assets	$3,232	$54,472			$57,704

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$225	$-			$225
Accrued expenses	1,375	-			1,375
Due to related party	556	3,676			4,232
Total current liabilities	2,156	3,676			5,832

Commitments and contingencies

Stockholders' equity:
Common shares, $0.001 par value, 75,000,000 shares authorized
5,200,00 and 6,800,000 -pro forma shares issued and outstanding, respectively	5,200		(a)	1,600	6,800
Common shares, $0.001 par value, 10,000,000 shares authorized
1,600,000 shares issued and outstanding	-	1,600	(a)	(1,600)	-
Additional paid-in capital	46,800	148,400			195,200
Donated capital	16,500	-			16,500
Accumulated deficit in the development stage	(67,424)	(99,204)			(166,628)
Total stockholders' equity	1,076	50,796			51,872

Total liabilities and stockholders' equity	$3,232	$54,472			$57,704

(a) to account for the recapitalization as a result of the Stock Exchange Agreement

Ignis Petroleum Group, Inc.
formerly Sheer Ventures, Inc.
A Development Stage Company
Proforma Condensed Statement of Operations
(Unaudited)

	Registrant Ignis Petroleum Group, Inc. For the nine- months ended March 31, 2005	Ignis Petroleum Corportation For the period December 9, 2004 (Inception) to March 31, 2005	Pro Forma Adjustments	Pro Forma Combined For the nine- months ended March 31, 2005

Total revenues	$-	$-		$-

Operating expenses:
General and administrative expenses	27,875	99,204		127,079
Total operating expenses	27,875	99,204		127,079

Net (loss)	$(27,875)	$(99,204)		$(127,079)

Basic and diluted loss per common share	$(0.01)			$(0.02)

Weighted average number of common shares outstanding and proforma	5,200,000			6,800,000

Ignis Petroleum Group, Inc.
formerly Sheer Ventures, Inc.
A Development Stage Company
Proforma Condensed Statement of Operations
(Unaudited)

	Registrant Ignis Petroleum Group, Inc. For the period April, 30 2004 (Inception) to June 30, 2004	Ignis Petroleum Corportation No activity	Pro Forma Adjustments	Pro Forma Combined For the year ended June 30, 2004

Total revenues	$-	$-		$-

Operating expenses:
General and administrative expenses	39,549	-		39,549
Total operating expenses	39,549	-		39,549

Net (loss)	$(39,549)	$-		$(39,549)

Basic and diluted loss per common share	$(0.03)			$(0.01)

Weighted average number of common shares outstanding and proforma	1,418,000			3,018,000

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA OF
IGNIS PETROLEUM GROUP, INC. (FORMERLY SHEER VENTURES, INC.) AND IGNIS PETROLEUM CORPORATION - DEVELOPMENT STAGE COMPANIES

Note 1. Basis of presentation

  On May 11, 2005, by Stock Exchange Agreement, Ignis Petroleum Group, Inc., formerly Sheer Ventures, Inc. (a development stage company), (“Sheer”) agreed to exchange 1,600,000 newly issued, restricted shares of its common stock in exchange for 1,600,000 shares of common stock of Ignis Petroleum Corporation (a development stage company) (“Ignis”). The 1,600,000 shares of Ignis constitute all of the issued and outstanding shares of Ignis. As a result of this transaction Ignis became a wholly owned subsidiary of Sheer. Ignis is engaged in the business of oil and gas exploration, development and production. The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the completed stock exchange, which was accounted for as a reverse acquisition in accordance with Statement of Financial Accounting Standards No. 141 (“SFAS 141”), “Business Combinations” in which Sheer was acquired by Ignis (a reverse acquisition in which Ignis is considered the acquirer for accounting purposes).

Also, on May 11, 2005, by Stock Purchase Agreement, D.B. Management Ltd., a corporation (the "Seller") owned and controlled by Doug Berry, the president of Sheer entered into a contract with Caroline Emma Thomson, Daniel Stephen Gaunt, Christopher Ian Harvey, Benjamin Vernon Weller, Julian David Mark Lane, and Philipp Buschmann (collectively referred to herein as the "Purchasers") wherein the Purchasers acquired 1,940,000 shares of Sheer’s common stock from the Seller. At the time of closing the purchasers paid $.10 per share for a total purchase price of $194,000. This was a private transaction with six investors.

The following unaudited pro forma condensed combined balance sheet as of March 31, 2005 and the unaudited pro forma condensed combined statement of operations for the period April 30, 2004 (Inception) to June 30, 2004 and the nine months ended March 31, 2005 are derived from the historical financial statements of Sheer as of and for the nine months ended March 31, 2005 and for the period April 30, 2004 (Inception) to June 30, 2004, and Ignis as of and for the period December 9, 2004 (Inception) to March 31, 2005. The assumptions, estimates and adjustments herein have been made solely for purposes of developing these unaudited pro forma condensed combined financial statements.
The unaudited pro forma condensed combined balance sheet gives effect to the stock exchange as if it had occurred on March 31, 2005 and combines the historical unaudited balance sheet of Sheer at March 31, 2005 and the historical unaudited balance sheet of Ignis at March 31, 2005. The unaudited pro forma condensed combined statement of operations for the nine months ended March 31, 2005 gives effect to the proposed stock exchange as if it had occurred on July 1, 2004. The unaudited pro forma condensed combined statement of operations for the period April 30, 2004 (Inception) to June 30, 2004 gives effect to the proposed stock exchange of Sheer and Ignis as if it had occurred on April 30, 2004 (Inception). There are no operations for Ignis during that time period.

The unaudited pro forma condensed combined financial statements do not include any adjustments regarding liabilities incurred or cost savings achieved resulting from integration of the two companies, as management is in the process of assessing what, if any, future actions are necessary. However, additional liabilities ultimately may be recorded for other costs associated with removing redundant operations that could affect amounts in these unaudited pro forma condensed combined financial statements, and their effects may be material.

The unaudited pro forma condensed combined financial statements should be read in conjunction with the historical audited financial statements and related notes of Sheer and its “Plan of Operation” contained in Sheer’s Form SB-2 dated July 21, 2004, as well as the historical financial statements and related notes of Ignis for the period December 9, 2004 (Inception) to March 31, 2005, which are attached as Exhibit 99.1 to this Current Report on Form 8-K/A (Amendment No. 2). The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the results of operations or financial condition of Sheer that would have been reported had the stock exchange been completed as of the dates presented, and should not be construed as representative of the future results of operations or financial condition after the stock exchange.

Note 2. Pro forma adjustments

Pro forma adjustments are necessary to adjust amounts to reflect the Stock Exchange Agreement.

The pro forma adjustments included in the unaudited pro forma condensed combined financial statements are as follows:

(a) to account for the recapitalization as a result of the Stock Exchange Agreement

Note 3. Pro forma net loss per share

Pro forma net loss per share is based on the weighted average shares of Sheer’s common stock outstanding during the period as adjusted to the effects of the Stock Exchange Agreement.